                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           OSI PHARMACEUTICALS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

        ------------------------------------------------------------------------

     (4) Date Filed:

        ------------------------------------------------------------------------

                         OSI Pharmaceuticals Letterhead

                                                                    May 29, 2001

Dear Stockholders:

     It is a pleasure to invite you to a special meeting of stockholders of OSI Pharmaceuticals, Inc., which will be held at OSI's Uniondale facility at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553, on Wednesday, June 20, 2001, at 10:00 a.m. Eastern Daylight Savings Time. Information about the matters to be voted upon at the meeting is in the attached Notice of Special Meeting of Stockholders and Proxy Statement. Specific directions to OSI's Uniondale facility may be obtained by calling or writing to Ms. Kathy Galante, Manager, Corporate Communications, OSI Pharmaceuticals, Inc., telephone no. (516) 222-0023.

     In order to assure that a quorum is present at the meeting, you are urged to sign and mail the enclosed proxy card at once, even though you may plan to attend in person. You may revoke the proxy granted in the proxy card at any time prior to its being voted by filing with the Secretary of the Corporation either an instrument of revocation or a duly executed proxy card bearing a later date. If you attend the meeting, you may elect to revoke the proxy and vote your shares in person.

                                          Sincerely,

                                          /s/ Colin Goddard

                                          COLIN GODDARD, Ph.D.
                                          Chairman of the Board and
                                          Chief Executive Officer

                           OSI PHARMACEUTICALS, INC.
                        106 CHARLES LINDBERGH BOULEVARD
                           UNIONDALE, NEW YORK 11553

 ------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
 ------------------------------------------------------------------------------

     The special meeting of stockholders of OSI Pharmaceuticals, Inc. will be held at OSI's Uniondale facility at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553, on Wednesday, June 20, 2001, at 10:00 a.m. Eastern Daylight Savings Time, for the following purposes:

     (1) to consider and act upon a proposal to amend OSI's Certificate of Incorporation in order to increase the number of authorized shares of OSI's common stock, par value $.01 per share, from 50,000,000 shares to 200,000,000 shares; and

     (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 23, 2001, as the record date for determining stockholders entitled to notice of and to vote at the meeting. For at least ten days prior to the meeting date, a complete list of stockholders entitled to vote at the meeting will be open to examination by stockholders for any purpose germane to the meeting during normal business hours at OSI's Uniondale facility at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553. This list will also be available at and for the duration of the meeting on June 20, 2001.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT L. VAN NOSTRAND
                                          ROBERT L. VAN NOSTRAND
                                          Secretary

May 29, 2001

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. RETURNING A PROXY WILL NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE SPECIAL MEETING AND VOTE YOUR SHARES IN PERSON.

                           OSI PHARMACEUTICALS, INC.
                        106 CHARLES LINDBERGH BOULEVARD
                           UNIONDALE, NEW YORK 11553

                                PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of OSI Pharmaceuticals, Inc., a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at the special meeting of stockholders to be held on June 20, 2001, and any adjournment or adjournments thereof. A copy of the Notice of Special Meeting of Stockholders accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 29, 2001.

     Only holders of record of OSI's common stock at the close of business on May 23, 2001, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, OSI had issued and outstanding shares of common stock, which are the only securities of the Corporation entitled to vote at the meeting. Each share is entitled to one vote.

     The presence at the meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the meeting will be necessary to constitute a quorum. If a broker that is a record holder of common stock does not return a signed proxy, the shares of common stock held by such broker will not be considered present at the meeting and will not be counted toward establishing a quorum. In contrast, broker non-votes and abstentions will be considered present at the meeting for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker holding shares as nominee for a beneficial owner returns a signed proxy, but is not authorized to vote on one or more matters.

     Assuming a quorum is present, the approval of stockholders holding a majority of the issued and outstanding shares of common stock will be necessary to approve the amendment of OSI's Certificate of Incorporation in order to increase the number of authorized shares of common stock, par value $.01 per share, from 50,000,000 shares to 200,000,000 shares. Abstentions and broker non-votes will have the effect of a vote against the proposal.

     Stockholders who execute proxies may revoke them by giving written notice to the Secretary of the Corporation at any time before such proxies are voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder attending the meeting notifies the Secretary of the Corporation, in writing, of the revocation of the proxy at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter other than the proposal to amend OSI's Certificate of Incorporation to increase the number of authorized shares of common stock that is to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment. All proxies received pursuant to this solicitation will be voted, except as to matters where authority to vote is specifically withheld, and where a choice is specified as to the proposal, in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors intend to vote FOR the proposal to amend the Corporation's Certificate of Incorporation in order to increase the number of authorized shares of common stock from 50,000,000 shares to 200,000,000 shares.

     OSI will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, directors, officers and regular employees of the Corporation (who will not be specifically compensated for such services) may solicit proxies by telephone. OSI will engage Corporate Investor Communications, Inc. to assist in the solicitation of proxies from stockholders pursuant to which OSI will pay CIC
a fee of up to $          plus reimbursement of reasonable out-of-pocket
expenses.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of April 30, 2001, regarding the beneficial ownership of common stock by (i) all persons who, to OSI's knowledge, own more than 5% of the outstanding shares of OSI's common stock, (ii) each director, (iii) certain executive officers(1), and (iv) all directors and executive officers as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

                                                               NO. OF SHARES       PERCENT OF
NAME AND ADDRESS                                              OF COMMON STOCK       CLASS(2)
----------------                                              ---------------      ----------
FMR Corp. ..................................................    4,247,970(3)          12.2%
  82 Devonshire Street
  Boston, Massachusetts 02109-6995
Janus Investment Fund.......................................    2,571,305(4)           7.4%
  100 Filmore Street
  Denver, Colorado 80206
Capital Research and Management.............................    2,125,000(5)           6.1%
  333 South Hope Street, 55th Floor
  Los Angeles, California 90071-1447
G. Morgan Browne............................................      93,070 (6)          *
Arthur M. Bruskin, Ph.D. ...................................     105,224 (7)          *
Geoffrey Cooper, Ph.D. .....................................      62,374 (8)          *
John H. French, II..........................................      69,970 (9)          *
Edwin A. Gee, Ph.D. ........................................      31,670(10)          *
Colin Goddard, Ph.D. .......................................     316,649(11)          *
Daryl K. Granner, M.D. .....................................      94,339(12)          *
Walter M. Lovenberg, Ph.D. .................................     105,422(13)          *
Viren Mehta.................................................      82,452(14)          *
Sir Mark Richmond, Ph.D. ...................................      50,000(15)          *
Robert L. Van Nostrand......................................      80,315(16)          *
David R. Webb, Ph.D. .......................................      51,685(17)          *
John P. White...............................................      93,670(18)          *
All directors and executive officers as a group (17
  persons)..................................................   1,420,996(19)           3.9%

---------------
  * Represents ownership that does not exceed 1% of the outstanding shares of OSI's common stock.

 (1) Consists of OSI's Chief Executive Officer and its four most highly compensated executive officers other than the Chief Executive Officer as of September 30, 2000 as determined in accordance with the rules of the Securities and Exchange Commission.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable, or exercisable within 60 days, are deemed beneficially owned by the person holding such options and warrants. The percent of the outstanding shares of OSI's common stock for any person or group who, as of April 30, 2001, beneficially owned any shares pursuant to options which are exercisable within 60 days of April 30, 2001, is calculated assuming all such options have been exercised in full and adding the number of shares subject to such options to the total number of shares issued and outstanding on April 30, 2001, for such individual.

 (3) The number of shares is calculated as of January 31, 2001 pursuant to a Form 13G filed with the Securities and Exchange Commission on February 14, 2001. FMR Corp. indirectly holds the shares on behalf of its direct and indirect subsidiaries, consisting of Fidelity Management & Research Company, Fidelity Management Trust Company and Fidelity International Limited. FMR Corp. has sole dispositive power with respect to all of the shares.

 (4) The number of shares is calculated as of December 31, 2000 pursuant to a Form 13G filed with the Securities and Exchange Commission on February 15, 2001. Janus Global Life Sciences Fund, a managed portfolio of Janus Investment Fund, owns 1,928,460 shares of the amount reported. Janus Investment Fund has sole dispositive power with respect to all of the shares.

 (5) The number of shares is calculated as of December 29, 2000 pursuant to a Form 13G filed with the Securities and Exchange Commission on February 12, 2001.

 (6) Includes 67,670 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options. Also includes 400 shares owned by Mr. Browne's wife, as to which Mr. Browne disclaims beneficial ownership.

 (7) Includes 102,443 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

 (8) Includes 61,001 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

 (9) Includes 50,470 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(10) Consists entirely of shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(11) Includes 310,343 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(12) Consists entirely of shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(13) Includes 100,422 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(14) Includes 50,000 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options. Also includes 32,452 shares owned by Mehta Partners, LLC, of which Dr. Mehta is a controlling member.

(15) Consists entirely of shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(16) Includes 77,002 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(17) Includes 51,667 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(18) Includes 67,670 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

(19) Includes 1,298,853 shares that may be acquired at or within 60 days of April 30, 2001, pursuant to the exercise of outstanding options.

                          PROPOSED AMENDMENT TO OSI'S
                          CERTIFICATE OF INCORPORATION
                           TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

     OSI's Certificate of Incorporation presently authorizes the issuance of 55,000,000 shares, consisting of 50,000,000 shares of common stock, having a par value of $.01 per share, and 5,000,000 shares of preferred stock, having a par value of $.01 per share. The Board of Directors proposes that the Certificate of Incorporation be amended to increase the number of authorized shares of common stock to 200,000,000 shares. The proposed amendment would amend Article IV of OSI's Certificate of Incorporation and is set forth in full at Appendix A to this Proxy Statement.

     As of the close of business on the record date, OSI had issued and
outstanding                shares of common stock. This amount excludes (i)
               shares of common stock issuable upon the exercise of currently
outstanding options, (ii)                shares of common stock available for
issuance under OSI's stock option and purchase plans, (iii)
shares of common stock issuable upon the exercise of currently outstanding
warrants or conversion rights, and (iv)                shares of treasury stock.

     The Board of Directors believes that it is in the best interests of OSI and its stockholders to increase the number of authorized shares of common stock so that additional shares will be available for future transactions which the Board of Directors deems advantageous to OSI and its stockholders. Such transactions might include stock splits, stock dividends, acquisitions, financing transactions, and strategic partnership transactions. The availability of additional authorized stock would provide OSI with enhanced flexibility in facilitating and effectuating such transactions. Approval of the proposal would also permit additional shares of stock to be issued without the expense and delay of a stockholders' meeting, which could delay or prevent the consummation of a transaction.

     While as part of its strategic plan OSI is considering potential acquisitions, OSI does not presently have any agreements, understandings or arrangements that could result in the issuance of any shares.

     The issuance of additional shares of common stock would reduce existing stockholders' percentage ownership and relative voting power and, depending upon the terms of the transaction in which the shares are issued, could have a dilutive effect on earnings per share and per share book value, as well as other per share financial measures. In addition, the increase in the shares of authorized common stock could enable the Board of Directors to render more difficult an attempt by another person or entity to obtain control of OSI. The Board of Directors has no present intention of issuing additional shares for such purpose and has no present knowledge of any takeover efforts by any person or entity which would warrant such issuance.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                                          By Order of the Board of Directors,

                                          /s/ ROBERT L. VAN NOSTRAND
                                          ROBERT L. VAN NOSTRAND
                                          Secretary
May 29, 2001

                                                                      APPENDIX A

     AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 200,000,000 SHARES.

     TEXT OF THE PROPOSED ARTICLE IV OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED:

                                   ARTICLE IV

                                 CAPITAL STOCK

     (a) Authorized Stock. The total number of shares of stock which the Corporation shall have authority to issue is 205,000,000 shares, consisting of 200,000,000 shares of Common Stock, having a par value of $.01, and 5,000,000 shares of Preferred Stock, having a par value of $.01.

                                                                      APPENDIX B

                           OSI PHARMACEUTICALS, INC.

                                     PROXY

                 SPECIAL MEETING OF STOCKHOLDERS, JUNE 20, 2001

   THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS

    The undersigned hereby appoints Colin Goddard, Ph.D. and Robert L. Van Nostrand, and each of them jointly and severally, Proxies, with full power of substitution, to vote, as designated on the reverse side, all shares of Common Stock of OSI Pharmaceuticals, Inc. (the "Corporation") held of record by the undersigned on May 23, 2001, at the special meeting of stockholders to be held on June 20, 2001, or any adjournment thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE CORPORATION FROM 50,000,000 SHARES TO 200,000,000 SHARES. The shares represented by this Proxy will be voted as specified on the reverse side. IF NO DIRECTION IS GIVEN IN THE SPACES PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" ITEM 1.

          (Continued and to be dated and signed on the reverse side.)

                                                    OSI PHARMACEUTICALS, INC.
                                                              P. O. BOX 11097
                                                    NEW YORK, N.Y. 10203-0097

                          (continued from other side)

1. PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF THE CORPORATION FROM 50,000,000 SHARES TO 200,000,000 SHARES.
         FOR  [ ]          AGAINST  [ ]          ABSTAIN  [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and matters incident to the conduct of the meeting.

Change of Address or Comments Mark Here  [ ]

Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer and affix corporate seal. If a partnership, please sign in partnership name by general partner.

Dated:                                              ,
                                     2001

-------------------------------------

-------------------------------------(SEAL)
SIGNATURE

-------------------------------------(SEAL)
SIGNATURE IF HELD JOINTLY

Votes MUST be indicated (x) in Black
or Blue ink.  [X]
(Please mark, sign, date and return
this proxy in the enclosed postage
prepaid envelope.)


                                     B-2